                                                                   EXHIBIT 10.3

                             SARA LEE CORPORATION
                      1988 STOCK OPTION PLAN, AS AMENDED

        1. PURPOSE OF PLAN. The Purpose of the 1988 Non-Qualified Stock Option Plan ("Plan") is to attract and retain able and experienced key management employees and to provide an incentive to those persons to improve operations and increase profits by affording them an opportunity to acquire stock ownership in Sara Lee Corporation ("Corporation"). The options granted under the Plan are not intended to comply with Section 422A of the Internal Revenue Code of 1986, as amended.

        2. ADMINISTRATION OF PLAN. This Plan shall be administered by the Compensation and Employee Benefits Committee ("Committee") appointed by the Board of Directors of the Corporation consisting of not less than three members of the Board of Directors of the Corporation ("Board"), none of whom shall be eligible to participate in this Plan or any other stock plan of the Corporation for a period of at least one year prior to appointment. The determinations of the Committee shall be made in accordance with their judgement as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to this Plan or any option granted hereunder.

        The Committee shall have full authority and discretion to (a) determine, consistent with the provisions of this Plan, the employees to be granted options, the times at which options shall be granted, the number of shares subject to each option, the period during which each option becomes exercisable (subject to Section 8), and the terms contained in each option agreement, and
(b) adopt rules and regulations and prescribe or approve the forms to carry out the purposes and provisions of this Plan. The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be binding and conclusive, unless otherwise determined by the Board. Any power that may be exercised or action that may be taken by the Committee under this Plan may also be exercised or taken by the Board.

        Notwithstanding any provision to the contrary in this Plan, the Committee shall have full authority to grant options to Executives (as defined in the Supplement described below) who are subject to the personal income tax laws of the United Kingdom and employed by the Corporation or any of its subsidiaries pursuant to the terms and conditions of the Supplement attached hereto which sets forth a plan approved by the United Kingdom Inland Revenue under Schedule 10 to the United Kingdom's Finance Act 1984; and the Committee shall have full authority and discretion to amend the Supplement so that its terms and conditions will comply with the applicable requirements of United Kingdom law.

        3. ELIGIBILITY. The Committee shall from time to time determine the key management employees of the Corporation and any of its subsidiaries who shall be granted options under this Plan. An employee who has been granted an option may be granted an additional option or options under this Plan if the Committee shall so determine. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Corporation. The term "subsidiary" shall mean any domestic or foreign entity of which the Corporation owns, directly or indirectly, at least 50% of the total combined voting power of such corporation or entity.

        4.  SHARES SUBJECT TO PLAN.  Subject to adjustment as provided in
Section 11, the aggregate number of shares which may be issued pursuant to options granted by the Committee under this Plan shall not exceed 1,500,000 shares of Common Stock of the Corporation, par value $1.33 1/3 per share, which may be treasury shares reacquired by the Corporation or authorized and unissued shares, or a combination of both. Any shares subject to an option under this Plan which shall expire or be terminated for any reason shall be available for the granting of other options during the term of this Plan.

        5. OPTION PRICE. The option price per share under each option granted by the Committee shall be not less than 100% of the fair market value per share on the date an option is granted, but in no event less than the par value thereof. The fair market value shall be the average between the highest and lowest quoted selling price per share on the New York Stock Exchange Composite Transactions Tape ("Composite Tape") on the date the option is granted. If there should be no sale of the shares reported on such date, then the option price per share shall be the average between the highest and lowest quoted selling price per share reported on the Composite Tape on the next preceding day on which there shall have been a sale.

        6.  STOCK APPRECIATION RIGHTS.

        (a) At the discretion of the Committee, any option granted under the Plan may, at the time of such grant or thereafter at any time prior to the exercise, termination or expiration of such option, include stock appreciation rights ("SARs"). SARs represent the right of any optionee, without payment to the Corporation (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date on which SARs are exercised over the option price per share as provided in the related underlying option. SARs shall pertain to, and be granted only in conjunction with, a related underlying option granted under this Plan ("related option") and shall be exercisable and exercised only to the extent that the related option is exercisable. The number of SARs included in a related option shall be equal to the number of shares subject to the related option. The Committee may impose conditions upon the grant or exercise of SARs, which conditions may include a condition that SARs may only be exercised in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendments of such rules and regulations, as well as SARs granted thereafter.

        (b) Subject to any restrictions or conditions imposed by the Committee, SARs may be exercised by the optionee only upon the surrender of the exercisable portion of the related option. Upon the exercise of SARs and the surrender of the exercisable portion of the related option, the optionee shall be awarded cash, shares or a combination of shares and cash having a total value equal to the product obtained by multiplying (i) the excess of the fair market value per share on the date which SARs are exercised ("Exercise Date") over the option price per share by (ii) the number of shares subject to the exercisable portion of the related option so surrendered.

        (c) The portion of SARs which may be awarded in cash shall be determined by the Committee from time to time. The number of shares awardable to an optionee with respect to the non-cash portion of SARs shall be determined by dividing such non-cash portion by the fair market value per share on the Exercise Date. No fractional shares shall be issued. The fair market value per share on the Exercise Date shall be the average of the highest and lowest quoted selling price per share reported on the Composite Tape on the Exercise Date. If there shall be no sale on the Exercise Date, then the fair market value shall be determined on the next preceding day on which there shall have been a sale.

        7.  EXERCISE OF OPTIONS.

        (a) Each option granted under the Plan shall be exercisable on the dates and for the number of shares as shall be provided in a stock option agreement between the Corporation and optionee evidencing the option granted by the Committee and the terms thereof. Shares shall be issued to the optionee pursuant to the exercise of an option only upon receipt by the Corporation from the optionee of payment in full either in cash or by an exchange of shares of Common Stock of the Corporation previously owned by the optionee for at least six months prior to the date of exercise, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised. In the discretion of the Committee, payment for any shares subject to an option may also be made by delivering a properly executed exercise notice to the Corporation together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the aggregate fair market value, as defined in Section 5, of such shares on the date of the exercise of such options.

        (b) The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive the payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery of any benefits under the Plan if any tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit an optionee to pay all or a portion of all taxes arising in connection with the exercise of an option by electing to (i) have the Corporation withhold shares of Common Stock, (ii) tender back shares of Common Stock received in connection with the benefit or (iii) deliver other shares of Common Stock previously owned by the optionee for at least six months, having a fair market value (as defined in Section 5) equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the optionee's estimated total federal, state and local tax obligations associated with the transaction. The fair market value of fractional shares remaining after payment of the withholding taxes shall be paid to the optionee in cash.

        8. TERM OF OPTION. Options granted under the Plan shall become exercisable at such intervals or date or dates and over such period of time ("Exercise Period") and for such number of shares which may be purchased at any one time as shall be determined by the Committee (collectively "Option Terms") to be set forth in the stock option agreements between individual optionees and the Corporation under the Plan ("Option Agreements"), but in no event shall the Exercise Period be more than 10 years after the date of grant. The Committee may authorize existing Option Agreements to be amended to provide for different Option Terms, in whole or in part. Options which are not exercised by the tenth anniversary of the date on which the option was granted shall expire.

        9. NONTRANSFERABILITY OF OPTION. No options or SARs granted under this Plan shall be transferable except by will or the laws of descent. Such options or SARs shall be exercisable during the optionee's lifetime only by the optionee.

        10.     TERMINATION OF EMPLOYMENT AND DEATH OR DISABILITY OF OPTIONEE.

        (a) In the event that during the term of an unexercised option, an optionee terminates employment with the Corporation or any of its subsidiaries for any reason (other than retirement, death or disability), the option may be exercised within the six successive month period following the date of termination of employment, but only to the extent that the optionee was entitled to exercise such option or any portion thereof at the date of termination of employment, and in no event later than 10 years from the date of the grant of such option.

        (b) In the event that during the term of an unexercised option, the optionee dies or terminates employment with the Corporation or any of its subsidiaries by reason of the optionee's disability within the meaning of permanent and total disability as defined from time to time under the Sara Lee Corporation Long Term Disability Plan, the option may be exercised within a one year period following the date of death or termination of employment to the extent that the option or portion thereof shall become exercisable within such one year period, but in no event later than 10 years from the date of the grant of the option. In the event of an optionee's death or disability, the legal representative of the optionee or the optionee's estate shall be entitled to exercise the option.

        (c) In the event that during the term of an unexercised option, the optionee terminates employment with the Corporation or any of its subsidiaries by reason of retirement under the terms and conditions of the retirement plans of the Corporation applicable to the optionee, the option may be exercised within a two year period following the date of retirement to the extent the option or portion thereof shall become exercisable within such two year period, but in no event later than 10 years from the date of the grant of the option.

        (d) The unexercised portion of any option subject to this Section 10 which is not exercised within the six month period, the one year period or the two year period, as the case may be, shall lapse, and the shares subject to such option shall become available for the granting of other options under this Plan.

        11.     ADJUSTMENT PROVISIONS.

        (a) If the Corporation shall at any time change the number of issued Shares without new consideration to the Corporation (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the option price for each outstanding Option shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Award shall not be changed.

        (b) Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Board or the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

        (c) In the case of any sale of assets, merger, consolidation or combination of the Corporation with or into another corporation other than a transaction in which the Corporation is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which might have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Corporation upon consummation of an Acquisition.

        12. DURATION, AMENDMENT AND TERMINATION. By mutual agreement between the Corporation and an optionee hereunder or under any other stock option plan of the Corporation, options or rights may be granted to the optionee in substitution and exchange for, and in cancellation of, any benefits previously granted to the optionee under this Plan or any other stock option plan of the Corporation. Also, by mutual agreement between the Corporation and an optionee hereunder or under any stock option plan of the Corporation, options or rights may be granted to the optionee in substitution and exchange for, and in cancellation of, any benefits previously granted to the optionee under this Plan or any other stock option plan of the Corporation. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section shall reduce the amount of any existing benefit or change the terms and conditions thereof without the optionee's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) materially increase the total number of shares which may be issued under the Plan; (b) materially reduce the minimum purchase price of shares of Common Stock which may be made subject to options under the plan; or (c) materially modify the requirements as to the eligibility for options under the Plan.

        13. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors on August 25, 1988 subject to stockholder approval. The Plan and any benefits granted thereunder shall be null and void if stockholder approval is not obtained within twelve months of the adoption of the Plan by the Board of Directors.

---------------------------
As approved by the Board of Directors on August 25, 1988, as amended on June 29, 1989.